UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 20, 2007


                    CARGO CONNECTION LOGISTICS HOLDING, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                 0-28233                    65-0510294
  (State or other jurisdiction     (Commission                 (IRS Employer
        of incorporation)          File Number)              Identification No.)

            600 BAYVIEW AVENUE, INWOOD, NEW YORK                   11096
          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (516) 239-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement
              ------------------------------------------

Agreement with Wells Fargo Bank National Association; Agreement with Wells Fargo Bank National Association and Accord Financial, Inc.
--------------------------------------------------------------------------------

Effective November 20, 2007, Cargo Connection Logistics Corp., a Delaware corporation ("Cargo"), entered into: (i) an Account Transfer Agreement (the "Account Transfer Agreement") with Wells Fargo Bank, National Association ("WFBA"); and (ii) that certain letter agreement dated November 20, 2007 between WFBA and Cargo, amending the Account Transfer Agreement (the "Letter Agreement" and, collectively with the Account Transfer Agreement, the "Amended Transfer Agreement"). The Amended Transfer Agreement provides that WFBA shall serve as a factor to Cargo by purchasing certain of the Cargo's accounts receivable, and provide a maximum factoring capacity of $3,000,000. The obligations of Cargo to WFBA are guaranteed by the Company and the executive officers of the Company.

Concurrently with the Amended Transfer Agreement, WFBA, Cargo and Accord Financial, Inc., ("Accord") Cargo's previous factor, executed a Buyout Agreement (the "Buyout Agreement") pursuant to which WFBA purchased all of Cargo's accounts receivable owned by Accord and Accord assigned all of the security interests, financing statements and liens it possessed in Cargo's accounts receivable and assets to WFBA.


Loan to Fleet Global Services, Inc.
----------------------------------

On November 21, 2007, the Company loaned $300,000 to Fleet Global Services, Inc., a Florida corporation ("Fleet") and Fleet issued a promissory note (the "Note") to the Company, in the principal amount of $300,000, bearing an interest rate of 11% per annum, maturing on November 21, 2008. Fleet may prepay the unpaid principal balance, or any portion thereof, on the Note at any time without penalty.


Agreement with AMB HTD Beacon Centre, LLC
-----------------------------------------

The Company and AMB HTD Beacon Centre, LLC ("AMB") entered into an Agreement, dated as of November 21, 2007 (the "Agreement") regarding a notice sent to the Company, dated October 25, 2007, from counsel for AMB indicating that Cargo failed to pay the monthly payments required pursuant to the terms of the lease agreement between Cargo (as tenant) and AMB (as landlord), dated as of September 30, 2004 (the "Lease"), for Cargo's commercial use of the premises located at 8501 N.W. 17th Street, Suite 102, Miami, Florida 33126. The Agreement provides that Cargo shall make a series of six (6) equal monthly installment payments in the amount of $40,031.18, plus one final payment in the amount of $34,604.90, to AMB, or an aggregate amount of $274,791.98, to fully cure the default alleged by counsel for AMB.

Item 9.01    Exhibits
             --------
Exhibit
Number       Description
------       -----------

10.01        Account Transfer Agreement between Cargo Connection Logistics Corp.
             and Wells Fargo Bank, National Association, dated as of
             November [20], 2007.

10.02 Letter Agreement Amendment of the Account Transfer Agreement between Cargo Connection Logistics Corp. and Wells Fargo Bank, National Association, dated as of November 20, 2007.

10.03 Guaranty dated as of November [20], 2007 by Cargo Connection Logistics Holding, Inc., in favor of Wells Fargo Bank, National Association.

10.04 Buyout Agreement between Cargo Connection Logistics Corp., Accord Financial, Inc. and Wells Fargo Bank, National Association, dated as of November 20, 2007.

10.05 Promissory Note, dated November 21, 2007, issued by Fleet Global Services, Inc., to Cargo Connection Logistics Holding, Inc.

10.06 Agreement, dated as of November 21, 2007, between Cargo Connection Logistics Corp. and AMB HTD Beacon Centre, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 27, 2007               Cargo Connection Logistics Holding, Inc.


                                        By:  /s/ Scott Goodman
                                           -------------------------------------
                                           Scott Goodman
                                           Chief Financial Officer